UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23727

ARES PRIVATE MARKETS FUND

(Exact name of registrant as specified in charter)

245 PARK AVENUE

44TH FLOOR

NEW YORK, NEW YORK 10167

(Address of principal executive offices)(Zip code)

Andrew Flippo
c/o 245 Park Avenue, 44th Floor
New York, New York 10167
(Name and Address of Agent for Service)

Copy to:

Nicole M. Runyan, P.C.
Kim E. Kaufman
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022

Registrant’s telephone number, including area code: (212) 750-7300

Date of fiscal year end: March 31

Date of reporting period: September 30, 2024

Item 1. Reports to Stockholders.

(a)

2024

ARES PRIVATE MARKETS FUND

Semi-Annual Report

SEPTEMBER 30, 2024 (UNAUDITED)

ARES | WEALTH MANAGEMENT SOLUTIONS

Table of Contents (Unaudited)

Ares Private Markets Fund	Performance Overview
September 30, 2024 (Unaudited)

Performance Overview

For the period that ended September 30, 2024, Ares Private Markets Fund (the “Fund”) generated net total returns of 11.60%, 11.28% and 10.79% for its Class I Shares, Class D Shares, and Class A Shares, respectively. The Fund’s performance was mainly driven by a combination of gain and discount at purchase of its Secondary Investments, which account for 96% the Fund’s investment portfolio.

Market Conditions

Public equity valuations have continued to climb with major indices reporting positive YTD 2024 figures (MSCI World Index up 18.86%, S&P 500 Index up 21.70%). However, this performance has not come without a fair share of volatility with selloffs over the summer creating peak to trough declines of -8.21% For the MSCI World and -8.46% for the S&P 500. Much of the volatility can be attributed to the increasing concentration of the “Magnificent 7” technology stocks in public equity indices like the S&P 500.1,2 In contrast, private equity has delivered steady performance figures as the Burgiss Buyout Index has reported 2.36% returns for the 1H 2024.3

On the tails of public equity optimism and the potential for multiple rate cuts over the coming quarters, M&A markets have started to rebound and YoY (Q3 2023 – Q3 2024) volume has increased by ~28%.4 This has brought overall transaction volume back to 5-year historical averages. PE deal making has continued to recover, and FY 2024 deal values are expected to be the third largest ever.5 As owners of private equity assets in the APMF portfolio, we believe this pickup in deal activity will allow for increased distribution activity and the recycling of capital into new investment opportunities, affording the opportunity to compound returns over investment cycles. We maintain our conviction that the undercapitalization of the secondaries market will continue to provide a robust pipeline of investment opportunities. Even with the pickup in deal flow and overall normalization of transaction volume, private market valuation multiples are still considerably lower (9.0x EV / EBITDA) than public market valuations (15.6x EV / EBITDA), indicating the asset class is not overvalued.4

On the fundraising side, private equity capital raising has been in line with 2023 figures with quarterly activity moderating slightly due to the slowdown in exits inhibiting the recycling of capital to new funds. This aligns with the supply increase we’re seeing within the secondary market as LPs are taking liquidity into their own hands. As a result, secondary evergreen vehicles for high net worth investors have been a bright spot across the fundraising landscape. These funds have raised $11B+ over the past 12 months and today nearly every large private equity secondaries manager has either launched or announced plans to launch a secondaries-focused evergreen vehicle to address the investment opportunity. By 2025, high net worth allocations to private equity are expected to comprise more than 10% of all capital raised by private equity funds and reach $1.2T, more than double 2022 levels.5,6

When looking at secondaries’ transaction volume specifically, 2024 is on track to be a record year for the market. The first half delivered nearly $70B in deal volume (a 58% increase from 1H 2023), and a strong second half would push full-year estimates to $140- 150B+. The strong trend of activity has continued as reports indicate that ~$40-45B of volume transacted in the third quarter, which was double the recorded volume from Q3’23. The additional volume has been largely driven by lingering liquidity issues in the primary segment of the private markets. These liquidity challenges have resulted in new sellers entering the secondary arena to generate DPI, and bringing with them, on average, younger funds to market. These recent tailwinds have further fueled the significant undercapitalization of the secondaries market that has created an attractive supply / demand imbalance for investors looking to deploy.7

On the GP-led side of the market, we are also seeing strong levels of activity. In the 1H 2024, GP-led volume expanded by 56% compared to the 1H 2023, and GPs continue to leverage continuation vehicles as a way to hold and grow trophy assets until a more attractive point of sale.7 Early continuation vehicle performance results reinforce this thesis as single asset CVs have largely performed in line with buyout funds, but with lower return dispersion.8 We have seen our pipeline reflect the growth in the GP market and expect to continue to integrate more of these opportunities into the APMF portfolio.

While periods of volatility and uncertainty can and will still persist and challenges may arise across the investment landscape, we believe that the overall market still presents unique opportunities to purchase high quality, durable assets managed by top performing managers at attractive prices. As we continue to navigate through the remainder of 2024 and into 2025, we believe that the ongoing liquidity needs of limited partners will continue to catalyze limited partner-led activity, and limited accessibility to IPO and M&A markets will continue to result in increased in levels of GP-led activity as sponsors seek alternative paths to provide that liquidity to limited partners. Given APMF’s flexible investment strategy and ability to thoroughly diligence and ultimately participate in both types of transactions, we believe that the Fund offers a compelling combination of diversification and downside protection. We maintain strong conviction in the current portfolio positioning and believe that the Fund is currently in position to meet its investment and performance objectives going forward.

Semi-Annual Report | September 30, 2024	1

Ares Private Markets Fund	Performance Overview
September 30, 2024 (Unaudited)

Investment Program

Since inception, the Fund has acquired 194 investments across traditional secondaries, GP‐led secondaries, structured solutions, co‐investments and primary commitments. As of September 30, 2024, Secondary Investments accounted for 96% of the Fund’s investment portfolio, with roughly 90% of the Fund’s portfolio held in buyout investments. As of September 30, 2024, the Fund’s underlying portfolio company exposure is 78% in North America and 17% in Europe and 5% in the Rest of the World. The Fund actively deployed capital across a variety of investment opportunities and continues to provide its investor base with a diversified portfolio.

[1]	WSJ Stock Market News | Big Tech Selloff Slams Nasdaq With Worst Day Since 2022, July 2024
[2]	CNBC | Is the U.S. Stock Market Too “Concentrated”?, July 2024
[3]	Morningstar, MSCI World, S&P 500 Net Total Returns as of 9/30/2024, Burgiss, Buyout Index as of 6/30/2024
[4]	Pitchbook | Global M&S Report, Q3 2024
[5]	Pitchbook | Global PE Market Update, Q3 2024
[6]	BIARD | Capital Formation Transformation in the Secondary Market, Q3 2024
[7]	Jefferies |H1 2024 Global Secondary Market Review, July 2024
[8]	Evercore Private Capital Advisory | Q2 2024 Continuation Fund Performance Report, October 2024

2	www.areswms.com

Ares Private Markets Fund	Performance Overview
September 30, 2024 (Unaudited)

Average Annual Total Returns (as of September 30, 2024)

	1 Month	Quarter	6 Month	YTD	Since Inception	Inception Date
Ares Private Markets Fund - Class A	1.76%	2.26%	10.79%	13.77%	24.11%	8/1/2023
Ares Private Markets Fund - Class A#	-1.80%	-1.32%	6.92%	9.79%	20.37%	8/1/2023
Ares Private Markets Fund - Class I	2.06%	2.71%	11.60%	14.75%	15.34%	4/1/2022
Ares Private Markets Fund - Class D	1.98%	2.58%	11.28%	14.48%	18.01%	9/1/2022
MSCI World Index	1.83%	6.36%	9.16%	18.86%	9.97%	4/1/2022*

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when repurchased, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. For the period ended September 30, 2024, the Fund’s total annual expense ratio, before fee waivers, was 4.09% for Class I, 4.25% for Class D and 4.95% for Class A. For the period ended September 30, 2024, after fee waivers, the Fund’s total annual expense ratio was 3.96% for Class I, 4.12% for Class D and 4.81% for Class A.

# The Average Annual Total Returns include the impact of the maximum sales load of 3.50%.

* April 1, 2022 is not the inception date of the MSCI World Index.

Performance of $25,000 Initial Investment (as of September 30, 2024)

The graph shown above represents historical performance of a hypothetical investment of $25,000 in Class I Shares of the Fund since inception. The required minimum initial investment by a shareholder in the Fund is $25,000. The result is compared with a broad-based market index, the MSCI World Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. An investor cannot invest directly in an index. The market index has not been reduced to reflect any of the fees and costs of investing. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

Impact of the Fund’s Distribution Policy

The Fund does not have a policy or practice of maintaining a specified level of distributions to shareholders as of the period ended September 30, 2024. The Fund intends to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended, and intends to distribute at least 90% of its annual net taxable income to its investors. From time to time, the Fund may also pay special interim distributions at the discretion of its Board of Trustees. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s net asset value. This practice also does not generally result in a return of capital to investors.

Semi-Annual Report | September 30, 2024	3

Ares Private Markets Fund	Performance Overview
September 30, 2024 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

BSP Solstice Investors L.P. (AD)	16.18%
BSP Solstice Investors L.P. (BCE)	15.82%
Warburg Pincus Private Equity XII, L.P.	3.02%
Alpine Investors VI, L.P.	2.93%
Paddington Partners, L.P.	2.35%
Blackstone Capital Partners VI, L.P.	2.11%
Sycamore Partners III-A, L.P.	2.11%
Warburg Pincus Global Growth, L.P.	1.81%
Hildred Perennial Partners I, L.P.	1.75%
Insight Partners Continuation Fund II, L.P.	1.68%
Top Ten Holdings	49.76%

Asset Allocation (as a % of Net Assets)*

*       Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

4	www.areswms.com

Ares Private Markets Fund	Consolidated Schedule of Investments
September 30, 2024 (Unaudited)

	Geographic	Acquisition			Percentage of
Private Assets - 81.89%	Region(a)	Date	Cost	Fair Value	Net Assets
Direct Investments/Co-Investments- 0.98%(b)(c)
CWC Fund I Co-Invest (AlTi) L.P.	North America	3/26/2024	$5,201,000	$5,199,254	0.28%
KKR Olympus Co-Invest L.P.	North America	10/18/2022	2,585,212	3,106,633	0.16%
KWOL Co-Invest, L.P.	North America	12/29/2023	10,000,000	10,000,000	0.54%
Total Direct Investments/Co-Investments			$17,786,212	$18,305,887

Primary Investments- 2.59%(b)(d)
Apax XI USD L.P.(c)	North America	5/2/2024	486,121	516,423	0.03%
Aquiline Financial Services Fund V L.P.(c)	North America	5/22/2024	2,337,500	2,577,216	0.14%
Arlington Capital Partners VI, L.P.(c)	North America	7/27/2023	5,104,254	5,959,243	0.32%
Constellation Wealth Capital Fund, L.P.(c)	North America	1/26/2024	5,241,306	4,966,324	0.26%
EQT X (NO.2) USD SCSP	North America	4/9/2024	932,817	744,436	0.04%
Hunter Point Capital Investors (Onshore), L.P.(c)	North America	1/29/2024	6,133,455	6,516,614	0.35%
Integrum Capital Partners L.P.(c)	North America	12/2/2022	3,989,618	5,004,593	0.27%
Kelso Investment Associates XI, L.P.(c)	North America	10/26/2023	3,871,275	4,651,110	0.25%
Kohlberg Investors X, L.P.(c)	North America	9/27/2024	1,301,100	1,082,566	0.06%
Linden Structured Capital Fund II-A LP(c)	North America	7/18/2024	2,510,928	2,802,260	0.15%
Lovell Minnick Equity Partners VI LP	North America	8/13/2024	1,028,261	822,755	0.04%
SkyKnight Capital Fund IV, L.P.(c)	North America	11/13/2023	939,501	932,437	0.05%
TPG Partners IX, L.P.(c)	North America	1/25/2024	2,006,307	2,157,438	0.11%
Valeas Capital Partners Fund I-A LP(c)	North America	1/31/2024	6,402,820	9,689,359	0.52%
Total Primary Investments			$42,285,263	$48,422,774

Secondary Investments- 78.32%(b)
3i Europartners Vb L.P.(d)	Europe	1/5/2024	–	73,565	0.00	%(e)
Advanced Technology Ventures VII, L.P.(c)	North America	12/29/2023	717,933	203,479	0.01%
Advent International GPE V-C Limited Partnership(c)(d)	North America	12/29/2023	350,014	480,725	0.03%
Advent International GPE VI-A Limited Partnership(c)	North America	12/29/2023	1,418,731	1,606,998	0.09%
AEA Investors 2006 Fund L.P.(c)(d)	North America	1/5/2024	–	66,796	0.00	%(e)
Affinity Asia Pacific Fund III (No. 2) L.P.(c)(d)	Rest of World	12/29/2023	1,814,825	1,893,810	0.10%
Alpine Investors VI, L.P.(c)(d)	North America	12/29/2023	35,902,545	54,680,443	2.93%
APAX Europe VI-A, L.P.(d)	Europe	10/12/2023	37,374	67,476	0.00	%(e)
APAX Europe VII-A, L.P.(c)(d)(f)	Europe	10/2/2023	1,211	8,666	0.00	%(e)
Apollo Credit Opportunity Fund III, L.P.(c)(d)	North America	6/28/2024	–	426,608	0.02%
Apollo Investment Fund IX, L.P.(d)	North America	4/1/2022	3,433,306	4,830,117	0.26%
Apollo Investment Fund VIII, L.P.(c)(d)(f)	North America	12/29/2023	148,441	151,639	0.01%
Aquiline Financial Services Continuation Fund L.P(c)(d)	North America	5/30/2024	2,523,701	9,115,665	0.49%
Audax Mezzanine Fund III, L.P.(c)(f)	North America	9/29/2023	30,393	45,953	0.00	%(e)
Audax Private Equity Fund III, L.P.(c)(d)(f)	North America	9/29/2023	168,234	195,889	0.01%
Audax Private Equity Fund, L.P.(c)	North America	1/12/2024	253,674	41,272	0.00	%(e)
Avenue Real Estate Fund L.P.(d)	North America	12/29/2023	2,104,408	1,621,390	0.09%
Bain Capital Fund VII, L.P.	North America	1/31/2024	2,465,858	3,488,677	0.19%
Barley (No.1) Limited Partnership(c)(d)	North America	6/18/2024	284,465	269,131	0.01%
Berkshire Fund VI, L.P.(d)	North America	12/29/2023	1,394,410	2,025,021	0.11%
Berkshire Fund VII, L.P.(c)(d)	North America	12/29/2023	988,352	1,249,172	0.07%
BF Garden Corporate Tax Credit Fund XII L.P.(c)	North America	1/12/2024	–	211,702	0.01%
Blackstone Capital Partners IV L.P.(c)(d)(f)	North America	12/29/2023	19	114,513	0.01%
Blackstone Capital Partners V L.P.(c)(d)(f)	North America	12/29/2023	14,779	280,797	0.02%
Blackstone Capital Partners VI, L.P.(d)	North America	12/29/2023	26,462,365	39,375,197	2.11%
Blackstone Capital Partners VII L.P.(d)(f)	North America	12/29/2023	253,805	310,603	0.02%
Blackstone Communications Partners I L.P.(c)(d)	North America	12/29/2023	–	26,959	0.00	%(e)

See Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2024	5

Ares Private Markets Fund	Consolidated Schedule of Investments
September 30, 2024 (Unaudited)

	Geographic	Acquisition			Percentage of
Private Assets - 81.89% (continued)	Region(a)	Date	Cost	Fair Value	Net Assets
Secondary Investments- 78.32%(b) (continued)
Blackstone Infrastructure Partners IRH-G L.P.(c)	North America	12/15/2023	$20,000,000	$21,283,232	1.14%
Blackstone Real Estate Partners Europe III, L.P.(c)(d)	North America	12/29/2023	2,682,951	3,033,388	0.16%
Blackstone Real Estate Partners IV L.P.(c)	North America	12/29/2023	114,223	514,017	0.03%
Blackstone Real Estate Partners VI, LP(c)(d)	North America	12/29/2023	–	59,028	0.00	%(e)
Boston Millennia Partners II Limited Partnership	North America	12/29/2023	62,919	–	–%
Bridgepoint Credit Opportunities II, L.P.(c)(d)(f)	Europe	6/28/2024	278,515	280,323	0.01%
BSP Solstice Investors L.P. (AD)(d)	North America	4/1/2024	236,389,402	302,456,985	16.18%
BSP Solstice Investors L.P. (BCE)(d)	North America	4/1/2024	233,014,706	295,564,012	15.82%
BSP Summer Investors (PMF) L.P.(d)	North America	8/31/2023	9,116,965	13,240,360	0.71%
BSP Summer Investors L.P.(d)	North America	8/31/2023	9,116,965	13,240,366	0.71%
Canterbury Consulting PC Fund I (A), LP(c)(d)	North America	9/30/2024	1,248,422	1,728,410	0.09%
Canterbury Consulting PC Fund II (A), L.P.(c)(d)	North America	9/30/2024	89,787	108,822	0.01%
Canterbury Consulting PC Fund II (B), LP(c)(d)	North America	9/30/2024	315,184	374,359	0.02%
Canterbury Consulting SPFS Fund VIII (Onshore)(c)(d)	North America	9/30/2024	636,973	848,238	0.05%
Capvest Strategic Opportunities 3 SCSP(c)	Europe	8/3/2022	12,209,464	25,368,010	1.36%
Carlyle Europe Partners II, L.P.(c)(d)	Europe	1/5/2024	–	130,994	0.01%
Carlyle Europe Partners III, L.P.(c)(d)	Europe	4/12/2024	94,745	196,043	0.01%
Carlyle Partners V, L.P.(c)(d)	North America	4/12/2024	483,942	1,647,687	0.09%
Carlyle Partners VIII, L.P.(c)(d)	North America	9/29/2023	2,224,035	2,811,290	0.15%
CD&R Fund VIII Wilsonart-A, L.P.(c)	North America	12/29/2023	–	43,684	0.00	%(e)
CD&R Value Building Partners I, L.P.(c)	North America	9/30/2023	111,010	210,071	0.01%
Centrebridge Capital Partners, L.P.(d)(f)	North America	4/5/2024	236,005	166,254	0.01%
Cerberus Institutional Partners, L.P. (Series Four)(d)(f)	North America	10/10/2023	15,679	10,936	0.00	%(e)
Charterhouse Capital Partners X, L.P.(d)	Europe	9/28/2023	116,284	318,138	0.02%
Clarity Partners, L.P.	North America	3/28/2024	1,414	100,658	0.01%
Clayton, Dubilier & Rice Fund IX (Credit), L.P.(c)	North America	9/30/2023	2,893	7,490	0.00	%(e)
Clayton, Dubilier & Rice Fund IX, L.P.(c)(d)	North America	9/30/2023	259,385	305,987	0.02%
Clayton, Dubilier & Rice Fund VIII, L.P.(c)(d)	North America	12/29/2023	–	42,701	0.00	%(e)
Clayton, Dubilier & Rice Fund X, L.P.(d)	North America	9/30/2023	417,930	428,352	0.02%
Comvest Capital II, L.P.(c)(d)	North America	1/5/2024	–	42,724	0.00	%(e)
CPE Private Equity L.P.	Europe	3/28/2024	–	2,775	0.00	%(e)
Crescent Special Situations Fund (Investor Group), L.P.(c)(d)(f)	North America	12/29/2023	101,906	180,271	0.01%
Crestview Partners II, L.P.(d)	North America	1/15/2024	1,563,612	5,210,762	0.28%
Crestview Partners, L.P.(c)(d)	North America	1/5/2024	1,085,714	1,216,005	0.07%
CVC Capital Partners Asia Pacific III, L.P.(d)(f)	Europe	12/29/2023	62,223	135,878	0.01%
CVC European Equity Partners III L.P.(c)(d)(f)	Europe	12/29/2023	242,455	454,216	0.02%
CVC European Equity Partners IV, L.P.(c)(d)(f)	Europe	10/12/2023	47,803	57,614	0.00	%(e)
CVC European Equity Partners V (C) L.P.(c)(d)(f)	Europe	12/29/2023	940,324	1,187,137	0.06%
Darwin Private Equity I LP(c)(d)	Europe	3/28/2024	113,528	131,443	0.01%
DFW Capital Partners V, L.P.(c)(d)	North America	4/1/2022	10,006,797	9,970,672	0.53%
EnCap Energy Capital Fund IX-D, L.P.(d)(f)	North America	9/29/2023	16,066	43,900	0.00	%(e)
Energy Capital Partners Mezzanine Opportunities Fund, L.P.(c)(d)	North America	1/5/2024	491,908	499,323	0.03%
Esprit Capital Fund No. 1 Limited Partnership(c)(d)(f)	Europe	10/16/2023	10,336	7,120	0.00	%(e)
Essex Woodlands Health Ventures Fund VI, L.P.(c)	North America	12/29/2023	1,042,535	282,095	0.02%
Essex Woodlands Health Ventures Fund VII, L.P.(c)	North America	12/29/2023	168,775	162,370	0.01%
Exponent Private Equity Partners, L.P.(c)(d)	Europe	3/28/2024	29,339	44,638	0.00	%(e)
Financial Technology Ventures II (Q), L.P.	North America	12/29/2023	16,537	44,025	0.00	%(e)
First Reserve Fund XI, L.P.	North America	10/10/2023	239	–	–%
Foundry Venture Capital 2007, L.P.(c)(d)	North America	3/28/2024	246,225	127,605	0.01%
FTVentures III, L.P.(c)(d)	North America	12/29/2023	1,284,795	1,434,671	0.08%
FUSE Venture Partners Alpha I, LP(c)(d)	North America	9/30/2024	313,740	411,249	0.02%
GenNx360 Capital Partners, L.P.	North America	12/29/2023	44,709	–	–%

See Notes to Consolidated Financial Statements.

6	www.areswms.com

Ares Private Markets Fund	Consolidated Schedule of Investments
September 30, 2024 (Unaudited)

	Geographic	Acquisition			Percentage of
Private Assets - 81.89% (continued)	Region(a)	Date	Cost	Fair Value	Net Assets
Secondary Investments- 78.32%(b) (continued)
Green Equity Investors Side CF III-C, L.P.(d)	North America	12/4/2023	$17,455,676	$24,122,458	1.29%
Green Equity Investors V(c)(d)	North America	4/5/2024	253,340	66,944	0.00	%(e)
Gryphon Partners 3.5, L.P.(c)(d)	North America	9/29/2023	51,558	40,106	0.00	%(e)
Gryphon Partners IV, L.P.(d)	North America	9/29/2023	151,469	265,424	0.01%
GSO Capital Opportunities Overseas Fund(c)(d)(f)	North America	11/1/2023	4,298	6,429	0.00	%(e)
Hamilton Lane Co-Investment Fund II, L.P.(c)(d)(f)	North America	9/29/2023	104,726	250,274	0.01%
Hancock Park Capital III	North America	7/3/2024	1,211,757	2,218,745	0.12%
HCI Equity Partners EV I, L.P.(c)(d)	North America	9/9/2024	16,719,578	16,573,129	0.89%
Hildred Perennial Partners I, L.P.(c)(d)	North America	12/22/2023	22,826,087	32,730,821	1.75%
HKW Capital Partners V, L.P.(c)(d)	North America	9/30/2024	1,183,697	1,636,931	0.09%
Industri Kapital 2007 Limited Partnership II(c)(d)	Europe	4/12/2024	29,699	55,391	0.00	%(e)
Insight Partners Coinvestment Fund II(c)	North America	9/30/2023	745,715	761,241	0.04%
Insight Partners Coinvestment Fund III(c)(d)	North America	9/30/2023	53,734	118,108	0.01%
Insight Partners Continuation Fund II, L.P.(c)(d)	North America	3/31/2023	22,562,500	31,332,584	1.68%
Insight Venture Partners VII, L.P.(c)(d)	North America	9/30/2023	1,504,872	1,417,241	0.08%
Insight Venture Partners VIII, L.P.(c)(d)	North America	9/30/2023	1,597,012	2,521,640	0.13%
Kayne Anderson Energy Fund VI, L.P.(f)	North America	10/3/2023	18,320	29,682	0.00	%(e)
Kelso Investment Associates VII, L.P.(c)(f)	North America	9/29/2023	1,520	2,145	0.00	%(e)
Kelso Investment Associates VIII, L.P.(c)(d)	North America	12/29/2023	539,371	68,213	0.00	%(e)
KKR Americas Fund XII (EEA), L.P.(d)	North America	4/1/2022	5,776,435	7,130,798	0.38%
KKR European Fund II, L.P.	Europe	12/29/2023	–	–	–%
KKR Indigo Equity Partners A L.P.(c)	North America	6/8/2022	882,093	966,933	0.05%
KKR Indigo Equity Partners B L.P.(c)	North America	6/8/2022	12,513,217	13,740,694	0.74%
KKR North America Fund XI, L.P.(d)	North America	4/1/2022	1,730,116	1,863,353	0.10%
KRG Capital Fund IV, L.P.(c)(d)	North America	3/28/2024	731,219	617,279	0.03%
Levine Leichtman Capital Partners IV, L.P.(c)(d)	North America	3/28/2024	693,493	954,282	0.05%
Linden Opportunities Fund L.P.(c)(d)	North America	9/1/2022	8,485,370	8,428,258	0.45%
Livingbridge 6 L.P.(d)	Europe	4/1/2022	14,171,397	22,286,001	1.19%
Livingbridge Enterprise 2 L.P.(c)(d)	Europe	4/1/2022	4,450,971	3,420,070	0.18%
Lorient Peregrine Investment, L.P.(c)	North America	11/25/2022	10,066,631	10,002,466	0.54%
Madison Dearborn Capital Partners VII, L.P.(d)	North America	4/1/2022	8,130,942	9,467,976	0.51%
Medley Opportunity Fund II L.P.(d)	North America	12/29/2023	–	28,376	0.00	%(e)
Melody Capital Partners Onshore Credit Fund, L.P.(c)	North America	12/29/2023	1,935,740	1,373,634	0.07%
MHR Institutional Partners II- A, L.P.(c)	North America	1/12/2024	2,868,663	3,988,159	0.21%
Mill Road Capital III, L.P.(c)(d)	North America	7/3/2024	3,394,663	4,533,105	0.24%
Mill Road Capital, L.P.(c)(d)	North America	7/3/2024	2,615,873	1,516,411	0.08%
Mithras Capital Fund L.P.(c)(d)(f)	Europe	9/29/2023	28,243	51,199	0.00	%(e)
Mohr Davidow Ventures VIII, L.P.(c)(f)	North America	10/2/2023	–	38,281	0.00	%(e)
Nautic Partners V, LP	North America	7/19/2024	452,226	4,456	0.00	%(e)
Nautic Partners VI, L.P.(d)	North America	7/19/2024	12,041	38,901	0.00	%(e)
New Leaf Ventures I, L.P.(c)(f)	North America	9/29/2023	9,657	14,668	0.00	%(e)
New Mountain Partners V, L.P.(d)	North America	3/31/2023	11,169,419	14,234,962	0.76%
New Mountain Partners VII LP(c)(d)	North America	8/29/2024	162,516	–	–%
North Haven Capital Partners W50 CV L.P.(c)(d)	North America	3/21/2024	12,503,700	13,388,465	0.72%
North Texas Opportunity Fund, L.P.(c)	North America	3/28/2024	117,085	114,877	0.01%
Pacific Equity Partners Fund IV, L.P.(c)(d)(f)	Rest of World	12/29/2023	2,278	239,951	0.01%
Pacific Equity Partners Supplementary Fund IV, L.P.(c)(d)(f)	Rest of World	6/30/2022	761	67,827	0.00	%(e)
Paddington Partners, L.P.(c)(d)	North America	1/10/2024	37,060,841	43,848,981	2.35%
Permira V G.P. L.P.(d)	Europe	9/28/2023	199,236	338,860	0.02%
Platinum Equity Capital Partners I(c)(d)	North America	12/29/2023	–	387,202	0.02%
Platinum Equity Capital Partners IV, L.P.(d)	North America	6/30/2022	26,500,497	25,811,369	1.38%
Polaris Venture Partners IV, L.P.(c)(d)(f)	North America	12/29/2023	208,730	95,706	0.01%
Polaris Venture Partners V, L.P.(c)(d)(f)	North America	10/3/2023	990,567	1,230,414	0.07%

See Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2024	7

Ares Private Markets Fund	Consolidated Schedule of Investments
September 30, 2024 (Unaudited)

	Geographic	Acquisition			Percentage of
Private Assets - 81.89% (continued)	Region(a)	Date	Cost	Fair Value	Net Assets
Secondary Investments- 78.32%(b) (continued)
Primus Pacific Partners 1 L.P.(c)	Rest of World	3/28/2024	$3,602,071	$1,988,899	0.11%
Private Equity Access Fund I, LLC(c)(d)	North America	6/28/2024	24,508	40,056	0.00	%(e)
Project Equity Company I (Mauritius) Limited(c)(d)	North America	6/28/2024	57,202	112,033	0.01%
Providence Equity Partners (Unity) S.C.Sp(d)	Europe	5/31/2024	4,874,116	7,927,562	0.42%
Providence Equity Partners V L.P.(c)(d)	North America	12/29/2023	142,686	238,883	0.01%
Providence Equity Partners VI L.P.(d)	North America	9/30/2023	251,522	106,142	0.01%
Providence Equity Partners VIII, L.P.(d)	North America	9/30/2023	938,418	1,170,389	0.06%
Rader Reinfrank Investors, L.P.	North America	3/28/2024	15,258	–	–%
Redmile BioPharma Investments III, LP(c)(d)	North America	9/30/2024	331,261	385,048	0.02%
RiverRock European Opportunities Fund, L.P.(c)	Europe	6/28/2024	246,424	71,088	0.00	%(e)
RREF IV Debt Direct Domestic Investors, LP(d)	North America	9/30/2024	530,158	785,097	0.04%
Sandler Capital Partners V, L.P.(c)	North America	12/29/2023	1,258,309	1,216,048	0.07%
Saybrook Corporate Opportunity Fund, L.P.	North America	1/12/2024	–	–	–%
Searchlight Capital III, L.P.(c)(d)	North America	9/30/2024	849,150	1,156,772	0.06%
SFW CAPITAL PARTNERS FUND, L.P.(d)	North America	4/5/2024	467	–	–%
Silver Cup Holdings V, L.P.(c)(d)	North America	9/30/2023	1,166,233	1,911,378	0.10%
Sixth Street Opportunities Partners III, L.P.(d)(f)	North America	10/12/2023	20,069	27,736	0.00	%(e)
Snow Phipps Group, L.P.(d)	North America	1/5/2024	2,088,302	3,720,141	0.20%
Starwood Global Opportunity Fund VII-B, L.P.(c)	North America	3/28/2024	358,814	481,126	0.03%
Stepstone International Investors III, L.P.(c)(d)	Europe	4/5/2024	83,449	63,113	0.00	%(e)
Summit Partners Credit Fund II, L.P.(d)	North America	3/28/2024	2,212,092	2,087,266	0.11%
Summit Partners Private Equity Fund VII-A, L.P.(c)(f)	North America	10/3/2023	85,311	88,899	0.00	%(e)
Sycamore Partners III-A, L.P.(d)	North America	12/29/2023	29,426,624	39,354,410	2.11%
TCW/Crescent Mezzanine Partners VB, L.P.(c)	North America	10/10/2023	308	–	–%
TH Lee Putnam Ventures Liquidation Trust	North America	3/28/2024	43,907	48,109	0.00	%(e)
The Sixth Cinven Fund(d)	Europe	6/26/2023	4,464,667	5,452,127	0.29%
The Third Cinven Fund Trust(c)	Europe	1/3/2024	127,603	190,768	0.01%
The Veritas Capital Fund V, L.P(c)(d)	North America	9/30/2024	5,518,115	6,733,469	0.36%
THL Fund IX Investors (Star II), L.P.(c)	North America	9/29/2023	996,931	999,679	0.05%
Thomas H. Lee Equity Fund VII, L.P.(c)(d)(f)	North America	9/29/2023	215,048	251,835	0.01%
Thomas H. Lee Parallel (Cayman) Fund VII, L.P.(c)(d)	North America	9/30/2024	2,816,234	4,692,640	0.25%
Thomas Weisel India Opportunity Fund, L.P.(d)	North America	1/12/2024	1,193,380	930,127	0.05%
Towerbrook TMX Continuation Fund, L.P.(d)	North America	6/13/2023	11,734,915	14,882,529	0.80%
TPG Asia V, L.P.(d)	North America	12/29/2023	242,274	866,574	0.05%
TPG Healthcare Partners, L.P.(d)	North America	9/30/2023	2,878,575	3,829,110	0.20%
TPG Partners IV, L.P.(c)(d)	North America	9/30/2023	2,609	2,173	0.00	%(e)
TPG Partners V, L.P.(c)(d)	North America	12/29/2023	28,511	76,823	0.00	%(e)
TPG Partners VI, L.P.(d)	North America	4/1/2022	843,056	1,134,223	0.06%
TPG Partners VII, L.P.(d)	North America	4/1/2022	7,134,477	7,641,596	0.41%
TPG Partners VIII, L.P.(d)	North America	12/29/2023	13,334,964	20,038,745	1.07%
TPG Star, L.P.(d)	North America	9/30/2023	2,040,330	2,067,447	0.11%
Trident IV, L.P.(c)(d)(f)	North America	10/2/2023	4,380	10,310	0.00	%(e)
Trilantic Capital Partners Prime (North America) L.P.(c)(d)	North America	12/29/2023	4,216,864	6,640,587	0.36%
VantagePoint Venture Partners IV (Q), L.P.(c)	North America	3/28/2024	65,112	78,493	0.00	%(e)
VIP III Feeder LP(c)(d)	Europe	9/6/2024	18,519,004	21,599,031	1.16%
VIP III LP(c)(d)	Europe	9/6/2024	4,105,117	4,786,964	0.26%
Vista Equity Partners V L.P.(d)	North America	4/1/2022	31,816,736	30,290,561	1.62%
VPC Fund II, L.P.(d)	North America	1/12/2024	958,990	686,358	0.04%
Warburg Pincus Global Growth, L.P.(d)	North America	12/29/2023	24,397,742	33,733,064	1.81%
Warburg Pincus Private Equity XII, L.P.	North America	12/29/2023	46,381,741	56,506,869	3.02%
WE Strategic Partners SPE-A, L.P.(c)	North America	3/31/2023	24,180,000	26,035,849	1.39%
Z Capital Partners II, L.P.(c)(d)	North America	12/29/2023	19,602,110	17,143,000	0.92%

See Notes to Consolidated Financial Statements.

8	www.areswms.com

Ares Private Markets Fund	Consolidated Schedule of Investments
September 30, 2024 (Unaudited)

	Geographic	Acquisition			Percentage of
Private Assets - 81.89% (continued)	Region(a)	Date	Cost	Fair Value	Net Assets
Secondary Investments- 78.32%(b) (continued)
Total Secondary Investments			$1,159,143,900	$1,463,751,157

Total Private Assets			$1,219,215,375	$1,530,479,818

Short-Term Investments - 22.19%		Shares
Money Market Fund - 22.19%
Goldman Sachs Financial Square Government Fund, Institutional Class, 4.83%(g)		414,601,246	414,601,246	414,601,246	22.19%
Total Money Market Fund			414,601,246	414,601,246

Total Short-Term Investments			$414,601,246	$414,601,246

Total Investments - 104.08%			$1,633,816,621	$1,945,081,064
Liabilities in Excess of Other Assets- (4.08%)				(76,322,497)
Net Assets - 100.00%				$1,868,758,567

(a)	In the case of Private Assets, geographic region generally refers to where the general partner is headquartered and may be different from where a Private Asset invests or operates.
(b)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. Total fair value of restricted securities amounts to $1,530,479,818, which represents approximately 81.89% of the Fund’s net assets as of September 30, 2024.
(c)	Non-income producing security.
(d)	Additional capital has been committed but has not been fully funded by the Fund at September 30, 2024. See Note 3 for total unfunded investment commitments.
(e)	Rounds to less than 0.005%.
(f)	Investment held by Ares Private Markets Fund-ND LLC and is not an asset securing the Credit Facility (as defined in Note 5). Refer to Note 5 for additional information.
(g)	The rate shown is the annualized 7-day yield as of September 30, 2024.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2024	9

Ares Private Markets Fund	Consolidated Statement of Assets and Liabilities
September 30, 2024 (Unaudited)

ASSETS
Private Assets, at fair value (Cost $1,219,215,375)	$1,530,479,818
Short-term investments, at fair value (Cost $414,601,246)	414,601,246
Foreign currency, at value (Cost $7,215,865)	7,249,665
Dividends receivable	1,784,946
Due from Adviser	1,255,951
Receivable for distributions from Private Assets	1,463,957
Prepaid expenses and other assets	1,738,689
Total assets	1,958,574,272

LIABILITIES
Due to Custodian	12,658,612
Payable for investments purchased	872
Payable for shares repurchased	18,722,802
Administration and fund accounting fees payable	216,687
Administrative reimbursement payable to the Adviser (Note 4)	736,367
Transfer agent fees payable	93,067
Distribution and shareholder servicing fee payable (Note 4)	666,969
Advisory fee payable (Note 4)	6,166,418
Incentive fee payable (Note 4)	2,655,980
Credit facility fees payable	3,054,308
Credit facility outstanding	34,050,161
Trustees fees and expenses payable	49,765
Deferred tax liabilities	9,016,241
Accrued expenses and other liabilities	1,727,456
Total liabilities	89,815,705
Commitments and contingencies (see Note 13)
NET ASSETS	$1,868,758,567

COMPOSITION OF NET ASSETS
Paid-in capital	$1,616,274,175
Distributable Earnings/(Losses)	252,484,392
NET ASSETS	$1,868,758,567

Net Assets Attributable to:

Class I Shares	$890,580,603
Class D Shares	19,290,242
Class A Shares	958,887,722
$1,868,758,567

Shares Outstanding:
Class I Shares	26,098,462
Class D Shares	569,188
Class A Shares	28,520,942
55,188,592

Net Asset Value per Share:
Class I Shares	$34.12
Class D Shares	$33.89
Class A Shares	$33.62

See Notes to Consolidated Financial Statements.

10	www.areswms.com

Ares Private Markets Fund	Consolidated Statement of Operations
For the Six Months Ended September 30, 2024 (Unaudited)

For the Six
Months Ended
September 30, 2024
(Unaudited)
INVESTMENT INCOME
Dividend Income	$4,498,033
Other Income	555,686
Total investment income	$5,053,719

EXPENSES
Advisory fees (Note 4)	$11,308,967
Administration and fund accounting fees	443,561
Administrative reimbursement to the Adviser (Note 4)	1,225,023
Transfer agent fees	110,227
Distribution and shareholding servicing fee - Class A (Note 4)	3,159,068
Distribution and shareholding servicing fee - Class D (Note 4)	20,470
Professional fees	1,729,071
Custodian fees	49,581
Trustees’ fees and expenses	142,274
Interest expense	302,891
Incentive fee (Note 4)	17,679,582
Credit facility fees (Note 5)	5,361,661
Other	441,427
Total expenses	41,973,803
Less fees reimbursed to Adviser (Note 4)	(1,009,201)
Net expenses	40,964,602
NET INVESTMENT LOSS	$(35,910,883)

NET REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) FROM PRIVATE ASSETS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from Private Assets	15,629,559
Net realized gain from foreign currency transactions	217,372
Total net realized gain/(loss) from Private Assets and foreign currency	15,846,931

Net change in unrealized appreciation/(depreciation) on Private Assets	167,960,970
Net change in unrealized appreciation/(deprecation) in deferred tax liability	398,547
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(454,291)
Net change in unrealized appreciation (depreciation), net of deferred taxes	167,905,226
NET REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON PRIVATE ASSETS AND FOREIGN CURRENCY TRANSACTIONS	183,752,157
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$147,841,274

See Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2024	11

Ares Private Markets Fund	Consolidated Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	September 30, 2024	Year Ended
	(Unaudited)	March 31, 2024
OPERATIONS
Net investment loss	$(35,910,883)	$(23,834,111)
Net realized gain/(loss) from Private Assets and foreign currency	15,846,931	14,102,347
Net change in unrealized appreciation (depreciation), net of deferred taxes	167,905,226	105,781,853
Net increase in net assets resulting from operations	147,841,274	96,050,089

DISTRIBUTIONS
Class I	–	(13,893,517)
Class D	–	(178,027)
Class A	–	(3,149)
Net decrease in net assets from distributions	–	(14,074,693)

CAPITAL SHARE TRANSACTIONS
Class I
Proceeds from shares issued	231,266,821	223,836,065
Reinvestment of distributions	–	1,590,337
Cost of shares repurchased	(18,975,328)	(993,622)
Proceeds from Adviser contributions (Note 2)	–	332,197
Net increase from capital share transactions	212,291,493	224,764,977
Class D
Proceeds from shares issued	6,696,575	8,731,136
Reinvestment of distributions	–	87,473
Cost of shares repurchased	(282,762)	–
Proceeds from Adviser contributions (Note 2)	–	11,991
Net increase from capital share transactions	6,413,813	8,830,600
Class A
Proceeds from shares issued	492,907,141	378,143,484
Cost of shares repurchased	(404,010)	(55,322)
Proceeds from Adviser contributions (Note 2)	–	720,457
Net increase from capital share transactions	492,503,131	378,808,619

Net increase in net assets from capital share transactions	711,208,437	612,404,196

NET ASSETS
Beginning of period	1,009,708,856	315,329,264
End of period	$1,868,758,567	$1,009,708,856

See Notes to Consolidated Financial Statements.

12	www.areswms.com

Ares Private Markets Fund	Consolidated Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	September 30, 2024	Year Ended
	(Unaudited)	March 31, 2024
Fund Share Transactions
Class I
Shares Sold	7,121,182	7,857,822
Reinvestment of distributions	–	57,911
Repurchase of shares	(555,425)	(33,452)
Net increase in shares outstanding	6,565,757	7,882,281
Class D
Shares Sold	206,414	307,736
Reinvestment of distributions	–	3,185
Repurchase of shares	(8,833)	–
Net increase in shares outstanding	197,581	310,921
Class A
Shares Sold	15,334,936	13,198,638
Repurchase of shares	(10,806)	(1,826)
Net increase in shares outstanding	15,324,130	13,196,812

See Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2024	13

Ares Private Markets Fund	Consolidated Statement of Cash Flows
For the Period Ended September 30, 2024 (Unaudited)

For the Six Months
Ended
September 30, 2024
(Unaudited)
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$147,841,274
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of Private Assets	(640,426,797)
Distributions received from Private Assets	122,515,298
Net purchases of short-term investments	(222,335,952)
Net realized gain from Private Assets	(15,629,559)
Net change in unrealized appreciation/(depreciation) on Private Assets	(167,960,970)
(Increase)/Decrease in Assets:
Dividends receivable	(838,989)
Due from Adviser	1,017,411
Prepaid expenses and other assets	(405,511)
Increase/(Decrease) in Liabilities:
Advisory fees payable	3,079,102
Administration and fund accounting fees payable	136,919
Transfer agent fees payable	46,691
Distribution and shareholding servicing fee payable	4,472
Trustees fees and expenses payable	(30,985)
Administrative fee reimbursement payable to Adviser	146,537
Credit facility fees payable	2,255,206
Incentive fee payable	221,462
Deferred Tax Liabilities	954
Accrued expenses and other liabilities	394,846
Net cash used in operating activities	(769,968,591)

Cash Flows from Financing Activities:
Borrowings on credit facility	364,050,161
Payments on credit facility	(330,000,000)
Proceeds from shares issued	730,870,537
Payments for shares repurchased	(1,301,559)
Amount due to custodian	12,658,612
Net cash provided by financing activities	776,277,751

Cash & cash equivalents, beginning of period	$940,505
Net change in cash, cash equivalents & foreign currency	$6,309,160
Cash & cash equivalents, end of period	$7,249,665

Supplemental disclosure of non-cash operating and financing activities:
Cash paid during the period for interest expense	$302,891
Cash paid during the period for taxes	$–

See Notes to Consolidated Financial Statements.

14	www.areswms.com

Ares Private Markets Fund - Class I	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

					For the Period
	For the Period				April 1, 2022
	Ended		For the Year		(Commencement
	September 30,		Ended		of operations) to
	2024 (Unaudited)		March 31, 2024		March 31, 2023
NET ASSET VALUE, BEGINNING OF PERIOD	$30.57		$26.93		$25.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	(1.58)		(1.18)		(0.32)
Net realized and unrealized gain on investments	5.13		5.67		2.61
Total income from investment operations	3.55		4.49		2.29

DISTRIBUTIONS
From net investment income	–		–		–
From net realized gain on investments	–		(0.87)		(0.36)
Total distributions	–		(0.87)		(0.36)

Impact from Adviser contribution	–		0.02		–

NET ASSET VALUE, END OF PERIOD	$34.12		$30.57		$26.93

TOTAL RETURN(b)	11.60%		16.77	%(c)	9.27%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$890,581		$597,825		$313,698

RATIOS TO AVERAGE NET ASSETS
Ratio of gross expenses to average net assets(d)	4.09	%(e)	5.60%		4.66	%(f)
Ratio of expense waiver/reimbursements to average net assets	(0.13	)%(e)	(0.59)%		(2.66	)%(f)
Ratio of net expenses to average net assets(d)	3.96	%(e)	5.01%		(2.00	)%(f)
Net investment loss	(4.60	)%(e)	(4.11)%		(1.26	)%(f)

SENIOR SECURITIES
Total borrowings, end of period (000’s)	$34,050		$–		$ N/A	(g)
Asset coverage, end of period per $1,000	$55,972		$–		$ N/A	(g)

PORTFOLIO TURNOVER RATE	0%		0%		0%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns for periods of less than one year are not annualized.
(c)	The impact of the Adviser’s contribution on Total Return at NAV was 0.08%
(d)	If Incentive Fees had been excluded, the expense ratios would have decreased by 1.24%, 2.35% and 1.40%, for the period ended September 30, 2024, the year ended March 31, 2024 and the period from April 1, 2022 through March 31, 2023, respectively.
(e)	Annualized.
(f)	The ratios do not include investment income or expenses of the Portfolio Funds (as defined in Note 1) in which the Fund invests. Organizational, offering expenses and Incentive Fees are not annualized.
(g)	For the period ended March 31, 2023, the Fund did not issue any senior securities.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2024	15

Ares Private Markets Fund - Class D	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

					For the Period
	For the Period				September 1, 2022
	Ended		For the Year		(Commencement
	September 30,		Ended		of operations) to
	2024 (Unaudited)		March 31, 2024		March 31, 2023
NET ASSET VALUE, BEGINNING OF PERIOD	$30.45		$26.87		$25.14

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	(3.62)		(1.36)		(0.56)
Net realized and unrealized gain on investments	7.06		5.75		2.65
Total income from investment operations	3.44		4.39		2.09

DISTRIBUTIONS
From net investment income	–		–		–
From net realized gain on investments	–		(0.87)		(0.36)
Total distributions	–		(0.87)		(0.36)

Impact from Adviser contribution	–		0.06		–

NET ASSET VALUE, END OF PERIOD	$33.89		$30.45		$26.87

TOTAL RETURN(b)	11.28%		16.43	%(c)	8.45%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$19,290		$11,317		$1,631

RATIOS TO AVERAGE NET ASSETS
Ratio of gross expenses to average net assets(d)	4.25	%(e)	6.18%		4.12	%(e)(f)
Ratio of expense waiver/reimbursements to average net assets	(0.13	)%(e)	(0.54)%		(1.49	)%(e)(f)
Ratio of net expenses to average net assets(d)	4.12	%(e)	5.64%		2.63	%(e)(f)
Net investment loss	(4.68	)%(e)	(4.71)%		(2.16	)%(e)(f)

SENIOR SECURITIES
Total borrowings, end of period (000’s)	$34,050		$–		$ N/A	(g)
Asset coverage, end of period per $1,000	$55,972		$–		$ N/A	(g)

PORTFOLIO TURNOVER RATE	0%		0%		0%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns for periods of less than one year are not annualized.
(c)	The impact of the Adviser’s contribution on Total Return at NAV was 0.08%
(d)	If Incentive Fees had been excluded, the expense ratios would have decreased by 1.17%, 2.66% and 1.40%, for the period ended September 30, 2024, the year ended March 31, 2024 and the period from April 1, 2022 through March 31, 2023, respectively.
(e)	Annualized.
(f)	The ratios do not include investment income or expenses of the Portfolio Funds (as defined in Note 1) in which the Fund invests. Organizational, offering expenses and Incentive Fees are not annualized.
(g)	For the period ended March 31, 2023, the Fund did not issue any senior securities.

See Notes to Consolidated Financial Statements.

16	www.areswms.com

Ares Private Markets Fund - Class A	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

			For the Period
	For the Period		August 1, 2023
	Ended		(Commencement
	September 30,		of operations) to
	2024 (Unaudited)		March 31, 2024
NET ASSET VALUE, BEGINNING OF PERIOD	$30.34		$26.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)	(1.49)		(1.26)
Net realized and unrealized gain on investments	4.77		5.35
Total income from investment operations	3.28		4.09

DISTRIBUTIONS
From net investment income	–		–
From net realized gain on investments	–		(0.87)
Total distributions	–		(0.87)

Impact from Adviser contribution	–		0.15

NET ASSET VALUE, END OF PERIOD	$33.62		$30.34

TOTAL RETURN(b)	10.79%		15.87	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$958,888		$400,567

RATIOS TO AVERAGE NET ASSETS
Ratio of gross expenses to average net assets(d)	4.95	%(e)	6.71	%(e)
Ratio of expense waiver/reimbursements to average net assets	(0.14	)%(e)	(0.51	)%(e)
Ratio of net expenses to average net assets(d)	4.81	%(e)	6.20	%(e)
Net investment loss	(5.34	)%(e)	(6.28	)%(e)

SENIOR SECURITIES
Total borrowings, end of period (000’s)	$34,050		$–
Asset coverage, end of period per $1,000	$55,972		$–

PORTFOLIO TURNOVER RATE	0%		0%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns for periods of less than one year are not annualized.
(c)	The impact of the Adviser’s contribution on Total Return at NAV was 0.08%
(d)	If Incentive Fees had been excluded, the expense ratios would have decreased by 1.15% and 3.26%, for the period ended September 30, 2024 and the period from August 1, 2023 through March 31, 2024, respectively.
(e)	Annualized.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2024	17

Ares Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

1. ORGANIZATION

Ares Private Markets Fund (the “Fund”) was organized as a Delaware statutory trust on July 28, 2021 and commenced operations on April 1, 2022. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund currently offers three separate classes of shares of beneficial interest designated as Class A, Class D, and Class I shares (“Shares”). Each class of Shares is subject to different fees and expenses. The Fund’s investment objective is to seek attractive long-term capital appreciation. In pursuing its investment objective, the Fund invests in an actively managed portfolio of private equity and other private assets (collectively, “Private Assets”). The Fund may gain access to Private Assets through a number of different approaches, including: (i) secondary purchases of interests in private equity and other private asset funds managed by unaffiliated asset managers (“Portfolio Funds”), including through privately negotiated transactions, from investors in a Portfolio Fund or directly from the Portfolio Fund (“Secondary Investments”); (ii) primary investments in Portfolio Funds (“Primary Investments”); and (iii) direct investments in the equity or debt of private companies, including investments alongside private equity firms (“Direct Investments/Co-Investments”). The Fund invests principally in Secondary Investments and, to a lesser degree, in Primary Investments and Direct Investments/Co-Investments, although the allocation among those types of investments may vary from time to time. The Fund may also invest a portion of its assets in a portfolio of liquid assets, including cash and cash equivalents, and may invest in liquid fixed-income securities and other credit instruments, and other investment companies, including exchange traded funds.

Ares Capital Management II LLC (the “Adviser”), a wholly owned subsidiary of Ares Management Corporation, is responsible for the day-to-day management of the Fund’s assets. Investments in the Fund may be made only by eligible investors that are both “accredited investors” as defined in Section 501(a) of Regulation D under the Securities Act and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company and therefore applies the guidance of ASC Topic 946, Financial Services - Investment Companies. The consolidated financial statements reflect all adjustments and reclassifications, which, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition as of and for the periods presented. All intercompany balances and transactions have been eliminated. The following is a summary of significant accounting policies used in preparing the consolidated financial statements.

Consolidation of Subsidiaries– The consolidated financial statements of the Fund include Ares Landmark Private Markets Fund‐D, LLC, Ares Landmark Private Markets Fund‐D Blocker, LLC (the “Sub-Fund”), Ares Private Markets Fund Blocker, LLC, and Ares Private Markets Fund‐ND, LLC all wholly-owned subsidiaries of the Fund. As of September 30, 2024, the total value of Portfolio Funds held by the subsidiaries was $1,524,780,339, $0, $0, and $5,699,479, respectively, or approximately 81.6%, 0.0%, 0.0%, and 0.3%, respectively, of the Fund’s net assets.

Use of Estimates – The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The Fund believes that these estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Income Taxes – The Fund has elected to be treated for U.S. federal income tax purposes, and intends to continue to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities in accordance with the FASB ASC Topic 740, Income Taxes. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax year ended September 30, 2023 or expected to be taken in the Fund’s September 30, 2024 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments. However, the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Sub-Fund, the wholly owned subsidiary of the Fund, is a domestic limited liability company that has elected to be treated as a C Corporation for federal and state income tax purposes. State tax returns are filed in various states in which an economic presence exists. Current state taxes consist of income taxes, franchise taxes, business taxes, excise taxes or gross receipts taxes, depending on the state in which the returns are filed. Income taxes are charged based on apportioned income for each state.

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Ares Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

The Sub-Fund recognizes deferred income taxes for differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Deferred tax assets are reduced by a valuation allowance when, in the opinion of the Adviser, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and the rates on the date of enactment.

Cash – Cash consists of monies held (including foreign currency) in a non‐interest bearing account at UMB Bank, N.A. Such amounts, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Valuation – The Fund values its investments monthly at fair value consistent with the principles of ASC Topic 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”). The Fund has formal valuation policies and procedures (the “Valuation Procedures”), which have been approved by the Fund’s Board of Trustees (the “Board”). The Adviser was designated as the Valuation Designee (the “Valuation Designee”) for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s valuation team is responsible for monitoring developments that may impact fair valued securities. The Fund uses net asset value (“NAV”) as a practical expedient to determine the fair value of its investments in Portfolio Funds. Ordinarily, the fair value of a Portfolio Fund held by the Fund is based on the NAV of that Portfolio Fund reported by its investment manager. If the Adviser determines that the most recent NAV reported by the investment manager of a Portfolio Fund does not represent the fair value or if the investment manager of a Portfolio Fund fails to report a NAV to the Fund, a fair value determination is made by the Adviser with oversight from the Board in accordance with the Fund’s valuation procedures. This includes adjusting the previous NAV provided by an investment manager with other relevant information available at the time the Fund values its portfolio, including capital activity and events occurring between the reference dates of the investment manager’s valuation and the relevant valuation date, to the extent that the Adviser is aware of such information. For investments that do not have readily determinable fair values and for which it is not possible to use NAV as a practical expedient, the Adviser will review and value such investments using one or more of the following types of analyses:

●	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and/or other factors for investments with similar characteristics.
●	Discounted cash flow analysis, including a terminal value or exit multiple.
●	The cost of the investment, if the cost is determined to best approximate the fair value of the investment.
●	Valuations implied by third-party investment in similar assets or issuers.

As part of making the fair value determination, the Adviser employs a proprietary market adjustment factor that is applied to the Fund’s portfolio in the event that the S&P 500 Index increases or decreases by 10% or more over any calendar month. Pursuant to the Adviser’s valuation procedures, it may make other idiosyncratic valuation adjustments to the Fund’s portfolio holdings from time to time, including adjustments for initial public offerings, bankruptcies, pending or actual mergers and acquisitions and other material events the Adviser is aware of with respect to Fund investments at the time fair valuations are being determined.

Short-term Investments – Short-term investments represent investments in money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. There are no restrictions on the short-term investments held by the Fund.

Income Recognition and Expenses – Income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. Distributions from Portfolio Funds occur at irregular intervals and the exact timing of the distributions cannot be determined. The classification of distributions received, including return of capital, realized gains and dividend income, is based on information received from the investment manager of the Portfolio Fund. The change in unrealized appreciation on investments and foreign currency translation within the Consolidated Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains and losses and the undistributed net investment income or loss on investments for the relevant period.

Shareholders’ Allocation – The Fund currently offers Class A, Class D and Class I shares (See Note 6). Realized and unrealized gains and losses and net investment income, excluding class specific expenses, if any, are allocated to each class of common share based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Semi-Annual Report | September 30, 2024	19

Ares Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

Dividends and Distributions – Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

Foreign Currency – Assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of investments and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and change in unrealized appreciation/(depreciation) from Private Assets and foreign currency transactions in the Consolidated Statement of Operations.

Recently Issued Accounting Pronouncements – In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. ASU 2023-09 requires disclosure of disaggregated income taxes paid in both U.S. and foreign jurisdictions, prescribes standard categories for the components of the effective tax rate reconciliation and modifies other income tax-related disclosures. ASU 2023-09 is effective for annual periods beginning after December 15, 2024. Early adoption is permitted and the amendments in this update should be applied on a prospective basis, though retrospective adoption is permitted. The Adviser is currently evaluating the impact of this guidance on the Fund’s consolidated financial statements.

3. FAIR VALUE MEASUREMENTS

The Fund follows the provisions of ASC 820-10, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

The three-tier hierarchy of inputs is summarized below:

-	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

-	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

-	Level 3 – Significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Portfolio Funds are recorded at fair value, using the Portfolio Funds’ net asset value as a “practical expedient,” in accordance with ASC 820-10.

Investments in Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. Accordingly, the Fund may not be able to resell or realize some of its investments for extended periods, which may be several years. The types of Portfolio Funds that the Fund may make investments in include Primary and Secondary Investments.

The fair value relating to certain underlying investments of these Portfolio Funds, for which there is no public market, has been estimated by the respective Portfolio Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a public market for the investments existed. These differences could be material.

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Ares Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

The Fund may also make Direct Investments/Co-Investments, which may include debt and/or equity securities issued by operating companies and are typically made as investments alongside a private equity fund.

The following table is a summary of information about the levels within the fair valuation hierarchy at which the Fund’s investments are measured as of September 30, 2024:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Short-Term Investments	$414,601,246	$–	$–	$414,601,246
Total	$414,601,246	$–	$–	$414,601,246

The Fund held Portfolio Funds with a fair value of $1,530,479,818, that in accordance with ASC 820-10, are excluded from the fair value hierarchy as of September 30, 2024, as investments in Portfolio Funds valued at net asset value, as a “practical expedient”, are not required to be included in the fair value hierarchy.

A listing of Private Asset types held by the Fund and related attributes, as of September 30, 2024, are shown in the below table:

Investment			Unfunded	Redemption	Notice Period	Redemption
Category	Investment Strategy	Fair Value	Commitments	Frequency*	(In Days)	Restrictions Terms**
Direct Investments/ Co-Investments	Investments in an operating company alongside other investors	$18,305,887	$–	None	N/A	Liquidity in the form of distributions from Private Asset investments
Primary Investments	Investments in newly established Portfolio Funds	48,422,774	67,673,801	None	N/A	Liquidity in the form of distributions from Private Asset investments
Secondary Investments	Investments in existing Portfolio Funds that are typically acquired in privately negotiated transactions	1,463,751,157	278,074,974	None	N/A	Liquidity in the form of distributions from Private Asset investments
Totals		$1,530,479,818	$345,748,775

*	The information summarized in the table above represents the general terms for the specified investment type. Individual Private Asset investments may have terms that are more or less restrictive than those terms indicated for the investment type as a whole. In addition, most Private Asset investments have the flexibility, as provided for in their constituent documents, to modify and waive such terms.
**	Distributions from Private Asset investments occur at irregular intervals, and the exact timing of distributions from Private Asset investments cannot be determined. It is estimated that distributions will generally occur over the life of the Private Asset investments.

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Advisory Agreement

In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a quarterly advisory fee at an annual rate of 1.40% based on the value of the Fund’s Managed Assets (as defined below) calculated and accrued monthly as of the last business day of each month (the “Advisory Fee”). “Managed Assets” means the total assets of the Fund (including any assets attributable to any borrowings or other indebtedness or preferred shares that may be issued) minus the Fund’s liabilities, other than liabilities relating to borrowings or other indebtedness. For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund’s Managed Assets is calculated prior to the inclusion of the Advisory Fee and Incentive Fee (as defined below), if any, payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Advisory Fee is payable in arrears within 5 business days after the completion of the net asset value computation for the quarter. The Fund bears all other costs and expenses of its operations and transactions as set forth in its investment advisory and management agreement with the Adviser (the “Investment Advisory and Management Agreement”). For the six months ended September 30, 2024, the Fund incurred Advisory Fees of $11,308,967, of which $6,166,418 is payable as of September 30, 2024.

Incentive Fee

Pursuant to the Investment Advisory and Management Agreement, at the end of each calendar quarter, the Adviser is entitled to receive an incentive fee equal to 12.5% of the difference, if positive, between (i) the net profits of the Fund for the relevant period and (ii) the balance, if any, of the Loss Recovery Account (as defined below) at the start of the relevant period (the “Incentive Fee”). For the purposes of the Incentive Fee, the term “net profits” means (i) the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) plus (ii) the aggregate distributions accrued during the period. For the six months ended September 30, 2024, the Fund incurred Incentive Fees of $17,679,582, of which $2,655,980 is payable as of September 30, 2024.

Semi-Annual Report | September 30, 2024	21

Ares Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

Loss Recovery Account

The Fund maintains a memorandum account (the “Loss Recovery Account”), which had an initial balance of zero and is (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Net losses are defined as the amount by which the net asset value of the Fund on the last day of the relevant period is less than the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). For the avoidance of doubt, any change in the net asset value of the Fund directly as a result of subscriptions or redemptions during each measurement period is not included for the purposes of “net profits” or “net losses” calculations. Prior to September 26, 2023, the Loss Recovery Account was permitted to be reset on a trailing four‐quarter measurement period, with such measurement period commencing at the conclusion of the first calendar quarter of the Fund’s operations (i.e., June 30, 2022). As a result, the only reset of the Loss Recovery Account occurred on June 30, 2023. This reset had no impact on the Loss Recovery Account, as the Loss Recovery Account had no balance as of June 30, 2023. The Loss Recovery Account has not been reset after July 1, 2023.

Services Provided by the Adviser and its Affiliates

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser.

In addition to the fees and expenses to be paid by the Fund under the Investment Advisory and Management Agreement, the Adviser and its affiliates are entitled to reimbursement by the Fund of the Adviser’s and its affiliates’ cost of providing the Fund with certain non-advisory services. If persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund at the request of the Fund, the Fund will reimburse the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the compensation and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board. For the six months ended September 30, 2024, the Fund incurred costs for such services in the amount of $1,225,023, which is reflected in the Consolidated Statement of Operations.

Expense Limitation Agreement

Pursuant to an Expense Limitation Agreement with the Fund, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure that annual operating expenses (excluding (i) the Advisory Fee; (ii) the Incentive Fee; (iii) any Distribution and Servicing Fee; (iv) all fees and expenses of Portfolio Funds and Direct Investments in which the Fund invests (including all acquired fund fees and expenses); (v) transactional costs associated with consummated and unconsummated transactions, including legal costs and brokerage commissions, associated with the acquisition, disposition and maintenance of investments in Portfolio Funds, Direct Investments, exchange‐traded funds and other investments; (vi) interest; (vii) taxes; (viii) brokerage commissions; (ix) dividend and interest expenses relating to short sales; and (x) extraordinary expenses (expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence)) do not exceed 0.30% per annum of the average monthly net assets of each class of the Fund’s Shares. With respect to each class of Shares, the Fund has agreed to repay the Adviser any fees waived under the Expense Limitation Agreement or any expenses the Adviser reimburses in excess of the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause annual operating expenses for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within three years after the year in which the Adviser incurred the expense. The Expense Limitation Agreement has a term ending on July 31, 2025, and the Adviser may extend the term for a period of one year on an annual basis, subject to the approval of the Board, including a majority of the members of the Board that are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Trustees”).

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Ares Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

For the six months ended September 30, 2024, the Adviser reimbursed expenses in the amount of $1,009,201, which is reflected in fees waived and reimbursed on the Consolidated Statement of Operations, which are subject for recoupment. At September 30, 2024, the amounts outlined below are available for recoupment:

Expiration Period
Less than 1 year	$4,096,629
1-2 years	$3,061,953
2-3 years	$1,009,201
Total	$8,167,783

Trustee Fees

Each Independent Trustee is paid an annual retainer of $62,000. In addition, the Fund pays an additional annual fee of $8,000 to the Chairperson of the Audit Committee and an additional annual fee of $5,000 for the Chairperson of the Nominating and Governance Committee. For the six months ended September 30, 2024, the Fund incurred Trustee fees and expenses in the amount of $142,274 which are reflected in Trustees’ fees and expenses in the Consolidated Statement of Operations.

The Fund’s officers are appointed by the Trustees and oversee the management of the day-to-day operations of the Fund under the supervision of the Board. All of the officers of the Fund are directors, officers or employees of the Adviser or its affiliates. Certain of the Trustees and officers of the Fund are also directors and officers of other investment companies managed or advised by the Adviser or its affiliates.

Administration Agreement

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under an Administration and Fund Accounting Agreement with the Fund, ALPS is responsible for calculating the net asset value of the Fund and its Managed Assets, as well as providing additional fund accounting and fund administration services to the Fund.

Transfer Agent Agreement

DST Asset Manager Solutions, Inc. (“DST”) serves as the transfer agent to the Fund. Under the Services Agreement with the Fund, DST is responsible for maintaining all shareholder records of the Fund.

ALPS and DST are wholly-owned subsidiaries of SS&C Technologies Holdings, Inc., a publicly traded company listed on the NASDAQ Global Select

Market.

Distribution Agreement

Ares Wealth Management Solutions, LLC (“AWMS”), an affiliate of the Adviser, acts as distributor for the Shares. Under a Distribution Agreement with the Fund, AWMS pays its own costs and expenses connected with the offering of Shares. Class A and Class D Shares are subject to an ongoing distribution and shareholder servicing fee (the “Distribution and Servicing Fee”) to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of shareholders who own Class A or Class D Shares of the Fund. Class A Shares and Class D Shares pay a Distribution and Servicing Fee to AWMS at an annual rate of 0.85% and 0.25%, respectively, based on the aggregate net assets of the Fund attributable to such class. For purposes of determining the Distribution and Servicing Fee, net asset value will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable for shareholder servicing. Class I Shares are not subject to a Distribution and Servicing Fee. For the six months ended September 30, 2024, Class D Shares incurred Distribution and Servicing Fees of $20,470, and Class A Shares incurred Distribution and Servicing Fees of $3,159,068, which are reflected in Distribution and shareholder servicing fees - Class D and Distribution and shareholder servicing fees - Class A, on the Consolidated Statement of Operations, respectively.

Investments in Class A Shares are sold subject to a sales charge of up to 3.50% of the investment. Class D and Class I Shares are not subject to a sales charge. A 2.00% early repurchase fee may be charged by the Fund with respect to any repurchase of shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the shares. The Fund operates under an “opt-out” dividend reinvestment plan, pursuant to which the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund held by the shareholder unless the investor elects to receive its distribution in cash.

Custodian Agreement

UMB Bank, N.A. (“UMB”), serves as custodian to the Fund. Under a Custody Agreement with the Fund, UMB is responsible for the holding and safekeeping of the Fund’s assets.

Semi-Annual Report | September 30, 2024	23

Ares Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

5. REVOLVING CREDIT FACILITY

The Fund has a revolving credit agreement, as amended from time to time (the “Credit Facility”), with Barclays Bank PLC, UBS AG, and Mizuho Bank, Ltd. (collectively, the “Lender”) that can be increased with the consent of the Lender with at least 12 business days prior notice. The original agreement with the Lender permitted borrowings up to $1,000,000. Effective April 5, 2023, the Credit Facility’s permitted borrowings were increased to $40,000,000. Effective March 6, 2024, the Credit Facility’s permitted borrowings were increased to $550,000,000. As of September 30, 2024, the maximum permitted borrowings were $550,000,000 with a maturity date of April 22, 2027. The purpose of the Credit Facility is to provide working capital to the Fund to manage its liquidity needs, including acting as warehouse financing for the Fund’s acquisition of Private Assets. The Credit Facility has an interest rate equal to the secured overnight financing rate plus 3.00%, per annum and a commitment fee that varies depending on the amount outstanding. The Credit Facility is secured by assets of Ares Private Markets Fund-D LLC. For the six months ended September 30, 2024, the Fund incurred upfront and unused fees of $5,361,661, which is reflected in Credit facility fees on the Consolidated Statement of Operations. For the six months ended September 30, 2024, the Fund incurred interest expense of $302,891, which is reflected in Interest expense on the Consolidated Statement of Operations. During the period the Credit Facility was utilized, the weighted average interest rate and the average daily loan balance under the Credit Facility was 7.68% and $42,419,156, respectively. As of September 30, 2024, the interest rate and outstanding loan balance for the Credit Facility was 6.72% and $34,050,161, respectively.

The Credit Facility contains various affirmative and negative covenants and provisions regarding events of default that are applicable to the Fund, which are normal and customary for similar credit facilities. As of September 30, 2024, the Fund was in compliance with all financial covenants of the Credit Facility.

6. PURCHASE OF SHARES

The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month at the Fund’s then‐current net asset value per Share of each respective share class (determined as of the close of business on the last business day of the immediately preceding month). The minimum initial investment in the Fund by any investor is $25,000 with respect to Class A Shares and Class D Shares, and $1,000,000 with respect to Class I Shares. With respect to Class I shares, the Board has approved a minimum initial investment of $25,000 for Trustees of the Fund and employees of the Adviser and vehicles controlled by such employees. The minimum additional investment in the Fund by any investor is $5,000, except for additional purchases pursuant to the dividend reinvestment plan. Class A Shares are sold at the public offering price, which is the net asset value of a Class A Share plus an initial maximum 3.50% sales charge. Class D Shares and Class I Shares are not subject to any initial sales charge. The Fund reserves the right to reject any subscription for Shares.

7. REPURCHASE OF SHARES

The Fund expects to conduct repurchase offers quarterly pursuant to written tenders to shareholders. The Adviser recommends to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets on a quarterly basis. A shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000. Such minimum ownership requirement may be waived by the Board, in its sole discretion. If such requirement is not waived by the Board, the Fund may redeem all of the shareholder’s Shares. To the extent a shareholder seeks to tender all of the Shares they own and the Fund repurchases less than the full amount of Shares that the shareholder requests to have repurchased, the shareholder may maintain a balance of Shares of less than $10,000 following such Share repurchase.

A 2.00% of NAV early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a shareholder at any time prior to the day immediately preceding the one‐year anniversary of the shareholder’s purchase of the Shares. An early repurchase fee payable by a shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an early repurchase fee, it will do so consistently with the requirements of Rule 22d‐1 under the 1940 Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the early repurchase fee will apply uniformly to all shareholders regardless of Share class. There can be no assurance that the Fund will conduct repurchase offers in any particular period and shareholders may be unable to tender Shares for repurchase for an indefinite period of time. During the six months ended September 30, 2024, 569,944 shares were tendered, all of which were repurchased by the Fund.

8. INVESTMENT TRANSACTIONS

Total purchases of Private Asset investments (excluding short‐term investments) for the six months ended September 30, 2024 amounted to $640,427,669. Total proceeds from the sale, redemption, or other disposition of Private Asset investments (excluding short‐term investments) for the six months ended September 30, 2024 amounted to $121,268,713.

24	www.areswms.com

Ares Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

9. FEDERAL AND OTHER TAX INFORMATION

The Fund intends to distribute all or substantially all of its taxable income to shareholders and to comply with the other requirements of Subchapter M of the Code, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required. If the Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to shareholders, and all distributions out of earnings and profits would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC under Subchapter M. The Fund intends to comply with the requirements under Subchapter M and to distribute substantially all of its taxable income and gains to shareholders and to meet certain diversification and income requirements with respect to its underlying investments. The Fund has adopted September 30 as its tax year end. Differences arise in the computation of shareholders’ capital for financial reporting in accordance with U.S. GAAP and shareholders’ capital for federal and state income tax reporting. These differences are primarily due to the fact that change in unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes. The cost of the underlying investments for federal income tax purposes is based on amounts reported to the Fund on Schedule K-1 from the underlying investments.

In accounting for income taxes, the Fund follows the guidance in FASB ASC Codification 740, Income Taxes (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the six months ended September 30, 2024, the Fund did not incur any interest or penalties.

The Sub-Fund is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. Under current law, the Sub-Fund is not eligible to elect treatment as a RIC. However, the amount of taxes paid by the Sub-Fund will vary depending on the amount of capital appreciation of its investments and such taxes will reduce a Fund shareholder’s return from an investment in the Fund.

Since the Sub-Fund is subject to taxation on the capital appreciation of its investments, the NAV of the Shares will also be reduced by the accrual of any deferred tax liabilities. As a result, the Fund’s after tax performance would be impacted.

The Sub-Fund accrues deferred income taxes for any future tax liability associated with capital appreciation of its investments. Upon the sale of an investment, the Sub-Fund may be liable for previously deferred taxes. The Sub-Fund will rely to some extent on information, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Sub-Fund’s deferred tax liability as new information becomes available. The Sub-Fund generally computes deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Sub-Fund is currently using a Federal tax rate net of state benefit of 19.95% and an estimated state tax rate of 5.00%.

For the year ended March 31, 2024, the provision (benefit) for income taxes consisted of the following:

Current
Federal	137,971
State	–
$137,971
Deferred
Federal	6,891,561
State	1,727,208
$8,618,769
Total	$8,756,740

Semi-Annual Report | September 30, 2024	25

Ares Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

Significant components of the Sub‐Fund’s deferred income tax assets and liabilities as of March 31, 2024, consisted of the following:

Deferred tax liability
Unrealized gain	9,679,978
Unrealized loss	(664,691)
Total deferred tax liability	9,015,287
Net deferred tax liability	$9,015,287

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnership investments. These amounts will be finalized before filing the Fund’s federal tax return.

The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnership investments. These amounts will be finalized before filing the Fund’s federal tax return. For the book year ended March 31, 2024, permanent differences between book and tax basis are attributable to certain non‐deductible expenses for tax purposes and net operating losses. These reclassifications have no effect on total NAV or NAV per Share. For the year ended March 31, 2024, the following amounts were reclassified:

Paid-in Capital	$(28,214)
Distributable Earnings/(Losses)	28,214

Certain qualified losses incurred after October 31, 2024 or December 31, 2023, but within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the tax year ended September 30, 2024, the Fund deferred to October 1, 2024, for U.S. federal income tax purposes, the following losses:

Late year loss deferral	$45,875,130

As of September 30, 2024, the tax cost of Private Assets and unrealized appreciation/(depreciation) as of the period ended September 30, 2024 were as follows:

Cost of investments for tax purposes	$1,613,588,838
Gross tax unrealized appreciation	394,813,673
Gross tax unrealized depreciation	(63,321,447)
Net tax unrealized appreciation (depreciation) on investments	$331,492,226

As of September 30, 2024, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	–
Undistributed long-term capital gains	–
Tax accumulated earnings	–
Accumulated capital and other losses	–
Unrealized appreciation	331,492,226
Other temporary differences	(29,140)
Distributable net earnings	$331,463,086

As of September 30, 2024, the Fund had no capital loss carryforwards.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

26	www.areswms.com

Ares Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

10. RISK FACTORS

General Investment Risks. There is no assurance that the investments held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to shareholders, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund invests in Private Assets. The Fund’s allocation of its investments across Portfolio Funds, Direct Investments and other portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Closed-End Fund Structure; Liquidity Limited to Periodic Repurchases of Shares. An investment in the Fund, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Shares are appropriate only for investors who are comfortable with investment in less liquid or illiquid portfolio investments within an illiquid fund. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares will not be redeemable at a shareholder’s option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future.

Restrictions on Transfers. Transfers of Shares may be made only with consent of the Fund, which may be withheld in the Fund’s sole discretion. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the assets of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.

A substantial portion of the Fund’s assets consist of Portfolio Funds and Direct Investments for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Accordingly, because there is not a readily available market value for most of the investments in the Fund’s portfolio, substantially all of the Fund’s portfolio investments are valued at fair value as determined in good faith by the Adviser, as the Valuation Designee, in accordance with the Adviser’s valuation policies and procedures and subject to oversight of the Board.

The value at which the Fund’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. The Fund invests a significant amount of its assets in Private Assets for which no public market exists. There can be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments.

The Fund’s net asset value is a critical component in several operational matters including computation of the Advisory Fee, the Incentive Fee and the Distribution and Servicing Fee, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses shareholders will pay, the price a shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund.

Semi-Annual Report | September 30, 2024	27

Ares Private Markets Fund	Notes to Consolidated Financial Statements

September 30, 2024 (Unaudited)

11. DIVIDEND REINVESTMENT PLAN

The Fund operates under a dividend reinvestment plan (“DRIP”) administered by DST. Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to DST. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by DST 30 days prior to the record date of the distribution or the shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, DST, on the shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s net asset value per Share for the relevant class of Shares.

DST will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. DST will hold Shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, DST will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.

Neither DST nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund may elect to make non-cash distributions to Shareholders. Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

12. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

13. COMMITMENTS AND CONTINGENCIES

As of September 30, 2024, the Fund had outstanding capital commitments to Private Assets totaling $345,748,775.

14. SUBSEQUENT EVENTS

Effective October 1, 2024, there were subscriptions to the Fund in the amount of $89,940,919 for Class A Shares, $1,420,000 for Class D Shares and $50,562,422 for Class I Shares. Effective November 1, 2024, there were subscriptions to the Fund in the amount of $75,221,966 for Class A Shares, $890,000 for Class D Shares and $32,055,372 for Class I Shares. Through the date the consolidated financial statements were issued, there have not been any additional subscriptions to the Fund.

The Fund has evaluated subsequent events through the date the consolidated financial statements were issued, and has determined that there were no other subsequent events that require disclosure in or adjustment to the consolidated financial statements or the accompanying notes.

28	www.areswms.com

Ares Private Markets Fund	Additional Information
September 30, 2024 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 882-8212 or on the Securities and Exchange Commission’s (“SEC”) website at sec.gov.

Proxy Voting Record

Information regarding how the Adviser voted proxies related to the Fund’s portfolio holdings, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund 866-324-7348 or by accessing the Fund’s Form N-PX on the SEC’s website at sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES AND ADDITIONAL FUND INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov. or without charge and upon request by calling the Fund at 866-324-7348.

The Fund makes public certain information about its investments. For more information about the Fund, visit https://areswmsresources.com/ investment-solutions/apmf/. Here you will find the Fund’s most recently available fact sheets and other information about the Fund. The information posted on the Fund’s website is subject to change without notice.

Semi-Annual Report | September 30, 2024	29

ARES | Wealth Management Solutions

www.areswms.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual reports.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1(a) of this Form N-CSRS.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 13.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Not applicable to semi-annual reports.

(a)(2)	Not applicable to semi-annual reports.

(a)(3)	Not applicable to semi-annual reports.

(a)(4)	Not applicable to semi-annual reports.

(b)	There have been no changes to the portfolio managers identified in the most recently filed annual report on Form N-CSR (811-23727) for Ares Private Markets Fund (the “Fund”).

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees during the period covered by this Form N-CSRS filing.

Item 16. Controls and Procedures.

(a)	The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) (17 CFR 270.30a-3(c)), are effective, as of a date within 90 days of the filing date of this Form N-CSRS based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable for this filing.

(a)(2)	Not applicable for this filing.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES PRIVATE MARKETS FUND

By:	/s/Barry Miller
Barry Miller
Chief Executive Officer and President
(Principal Executive Officer)

Date:	December 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/Barry Miller
Barry Miller
Chief Executive Officer and President
(Principal Executive Officer)

Date:	December 6, 2024

By:	/s/Tina St. Pierre
Tina St. Pierre
Chief Financial Officer, Principal Accounting Officer and Treasurer

Date:	December 6, 2024